SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 18, 2004


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                           1-10434                      13-1726769
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


            PLEASANTVILLE, NEW YORK                             10570-7000
    (Address of principal executive offices)                    (Zip Code)

              Registrant's telephone number, including area code:
                                 (914) 238-1000



                                                            Page 1 of 5 pages.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

         NUMBER                             DESCRIPTION

         99.1 The company's news release, issued on February 18, 2004, announcing a proposed senior notes offering.


ITEM 9.  REGULATION FD DISCLOSURE.

         Furnished herewith is the company's news release, issued on February 18, 2004, announcing a proposed senior notes offering (Exhibit 99.1).



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE READER'S DIGEST ASSOCIATION, INC.
                                                      (Registrant)


DATE:  February 18, 2004
                                     /S/           C.H.R. DUPREE
                                   --------------------------------------------
                                                   C.H.R. DUPREE
                                     Vice President, Corporate Secretary and
                                             Associate General Counsel



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                                  EXHIBIT INDEX



EXHIBIT NO.                                     DESCRIPTION

    99.1 The company's news release, issued on February 18, 2004, announcing a proposed senior notes offering.